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                                                                    EXHIBIT 21.1

                                SUBSIDIARIES OF
                       HAYES LEMMERZ INTERNATIONAL, INC.

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
                     NAME OF SUBSIDIARY                      JURISDICTION OF INCORPORATION
                     ------------------                      -----------------------------
Hayes Lemmerz International -- California, Inc..............           Delaware
Hayes Lemmerz International -- Michigan, Inc................           Michigan
Hayes Lemmerz International -- Indiana, Inc.................           Delaware
Hayes Lemmerz International -- Georgia, Inc.................           Delaware
Hayes Lemmerz International -- Mexico, Inc..................           Delaware
Hayes Lemmerz International -- Texas, Inc...................             Texas
Hayes Lemmerz International -- Ohio, Inc....................             Ohio
Hayes Lemmerz International -- Kentucky, Inc................           Delaware
Hayes Lemmerz Funding Corp..................................           Delaware
Hayes Lemmerz Funding Company, LLC..........................           Delaware
Hayes Lemmerz Japan Limited.................................             Japan
HLI (Europe), Ltd...........................................           Delaware
HL Europe Fabricated Holdings, Inc. ........................           Delaware
Hayes Lemmerz Fabricated Holdings B.V. .....................          Netherlands
Hayes Lemmerz, S.p.A. ......................................             Italy
Hayes Lemmerz Barcelona, S.A................................             Spain
Hayes Lemmerz Autokola, a.s. ...............................         Czech Repub.
Hayes Lemmerz Alukola, s.r.o. ..............................         Czech Repub.
HL Ohio Sub, Inc............................................           Delaware
Hayes Lemmerz Frenos de Mexico, S.A. de C.V.................            Mexico
HL Holdings, B.V. ..........................................          Netherlands
Hayes Lemmerz Holding Germany GmbH..........................            Germany
Hayes Lemmerz Hungary Consulting Limited Liability
  Company...................................................            Hungary
Newco Nr. 17 Vermogensverwaltungs GmbH......................            Germany
Hayes Lemmerz Werke GmbH & Co. .............................            Germany
Metaalgieterij Giesen, B.V. ................................          Netherlands
J.van Erp Vastgoed Heijen B.V. .............................          Netherlands
Metaalindustrie Bergen B.V. ................................          Netherlands
Hayes Lemmerz Manresa, SPRL.................................             Spain
Hayes Lemmerz Werke Wohnungsbaugesellschaft mbH.............            Germany
Hayes Lemmerz System Services N.V. .........................            Belgium
Hayes Lemmerz Belgie B.V.B.A. ..............................            Belgium
Hayes Lemmerz Comercio e Participacoes SRL..................            Brazil
Lemmerz Canada, Inc.........................................            Canada
Hayes Lemmerz- Inci- Jany Sanayi, A.S. .....................            Turkey
Borlem S.A. Empreendimentos Industriais.....................            Brazil
Hayes Lemmerz Mexico, S.A. de C.V...........................            Mexico
Kalyani Lemmerz Limited.....................................             India
Automotive Overseas Investments (Pty) Ltd...................         South Africa
RSDS Vermogensverwaltungs GmbH 161..........................            Germany
CMI International, Inc......................................           Michigan
CMI -- Cast Parts, Inc......................................           Michigan
CMI -- Dearborn, Inc........................................           Michigan
CMI -- Equipment & Engineering, Inc.........................           Michigan
CMI -- Norway, Inc..........................................           Michigan
CMI -- Polymers, Inc........................................           Michigan
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
                     NAME OF SUBSIDIARY                      JURISDICTION OF INCORPORATION
                     ------------------                      -----------------------------
Summerfield Realty Corp.....................................           Michigan
CMI -- Precision Mold, Inc..................................           Michigan
Process Control Automation, Inc.............................           Michigan
CMI -- Southfield, Inc......................................           Michigan
CMI -- Tech Center, Inc.....................................           Michigan
TC Realty, Inc..............................................           Michigan
CMI -- Texas, Inc...........................................             Texas
Industrias Fronterizas CMI S.A. de C.V......................            Mexico
CMI -- Transportation, Inc..................................           Michigan
CMI -- Ventures, Inc........................................           Michigan
CMI -- Wabash Cast, Inc.....................................            Indiana
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